UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

October 30, 2026

Date of Report

(Date of earliest event reported)

SUMISHO AIR LEASE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35121	27-1840403
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Avenue of the Stars, Suite 1000N
Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 553-0555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On October 30, 2026, Sumisho Air Lease Corporation (the “Company”) issued a press release announcing that it has commenced an offer to exchange (the “Exchange Offer”) any and all of its $800,000,000 in aggregate principal amount of outstanding 4.400% Senior Notes due 2028 (the “Outstanding 2028 Notes”), $1,200,000,000 in aggregate principal amount of outstanding 4.500% Senior Notes due 2029 (the “Outstanding 2029 Notes”), $1,500,000,000 in aggregate principal amount of outstanding 4.850% Senior Notes due 2031 (the “Outstanding 2031 Notes”) and $500,000,000 in aggregate principal amount of outstanding 5.500% Senior Notes due 2036 (the “Outstanding 2036 Notes” and, together with the Outstanding 2028 Notes, the Outstanding 2029 Notes and the Outstanding 2031 Notes, the “Outstanding Notes”) for an equal principal amount of the applicable series of its registered 4.400% Senior Notes due 2028 (the “2028 Exchange Notes”), 4.500% Senior Notes due 2029 (the “2029 Exchange Notes”), 4.850% Senior Notes due 2031 (the “2031 Exchange Notes”) and 5.500% Senior Notes due 2036 (the “2036 Exchange Notes” and, together with the 2028 Exchange Notes, the 2029 Exchange Notes and the 2031 Exchange Notes, the “Exchange Notes”). The Exchange Offer will expire at 5:00 p.m., New York City time, on December 1, 2026, unless extended.

The terms of the Exchange Notes are substantially identical to those of the applicable series of the Outstanding Notes, except that the transfer restrictions, restrictive legends, registration rights and additional interest provisions relating to the Outstanding Notes do not apply to the Exchange Notes. The purpose of the Exchange Offer is to fulfill the Company’s obligations under the registration rights agreement entered into in connection with the issuance of the Outstanding Notes. The Company will not receive any proceeds from the Exchange Offer.

The information in this Item 7.01 and the related information in Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press release dated October 30, 2026

Exhibit 104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUMISHO AIR LEASE CORPORATION

Date: October 30, 2026	/s/ Sabrina Lemmens
Sabrina Lemmens
Chief Financial Officer